UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Monster Worldwide, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on June 9, 2015.
MONSTER WORLDWIDE, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 10, 2015
	Date: June 9, 2015		Time: 10:00 AM, EDT
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MWW2015.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MWW2015 and be sure to have the information that is printed in the box marked by the arrow

	à	XXXX XXXX XXXX XXXX	(located on the following page).

MONSTER WORLDWIDE, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT		ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow à		XXXX XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
by the arrow à	XXXX XXXX XXXX XXXX	(located on the following page) in the subject line.

This e-mail address is solely for the purpose of requesting proxy materials. Any other requests, instructions or inquiries will not be acted upon. To facilitate timely delivery, please make the request as instructed above on or before May 26, 2015.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
à	XXXX XXXX XXXX XXXX	(located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/MWW2015. Have the information that is printed in the box marked by
the arrow à	XXXX XXXX XXXX XXXX	(located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR all of the nominees in Proposal 1, and FOR Proposals 2, 3 and 4.

1.	Election of Directors

Nominees:

	1a.	Edmund P. Giambastiani, Jr.

	1b.	Timothy T. Yates

	1c.	John Gaulding

	1d.	James P. McVeigh

	1e.	Jeffrey F. Rayport

	1f.	Roberto Tunioli

2.	Ratification of the appointment of BDO USA, LLP as Monster Worldwide, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2015.

3.	Authorization of the issuance of additional shares of common stock in settlement of conversion of Monster Worldwide, Inc.'s 3.50% convertible senior notes due 2019.

4.	Advisory vote to approve named executive officer compensation.